EXHIBIT 10.3

Second Amendment To
BorgWarner Inc.
Amended and Restated
2004 Stock Incentive Plan

Effective as of the date adopted by the BorgWarner Inc. Board of Directors, the BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan is hereby amended as follows:

1.    Section 10(b)(v) is amended to read as follows:

(v) At the expiration of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Units granted to the participant which shall have been earned, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a cash payment equal in amount to the cash value of the Performance Units, or (B) shares of Stock equal in value to the cash value of the Performance Units, the form of payment determined by the Committee in its discretion or as provided in the applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

In the Committee's discretion, the Committee may evaluate and certify the extent to which the Performance Goals for the Award have been achieved as of any date of the Performance Period. Based on this interim evaluation and certification, the Committee shall determine the number of Performance Units granted to the participant which shall have been earned based on achievement of the Performance Goals as of the interim evaluation date, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a cash payment equal in amount to the cash value of the Performance Units earned based on the interim evaluation, pro-rated for the portion of the Performance Period completed as of the interim valuation and further reduced to reasonably reflect the time value of money as required by Code Section 162(m), or (B) shares of Stock equal in value to the cash value of the Performance Units earned based on the interim valuation, pro-rated for the portion of the Performance Period completed as of the interim valuation, and further reduced to reasonably reflect the time value of money as required by Code Section 162(m), the form of payment determined by the Committee in its discretion or as provided in the Applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Committee certifies the interim Performance Goals. Payment of Performance Units based on an interim valuation is conditioned on the participant's repayment to the Company of any amount by which the cash value of the Performance Units determined to have been earned as of the interim valuation (before reduction to reflect the time value of money) exceeds the cash value of the Performance Units determined to have been earned as of the end of the Performance Period.

At the end of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved for the entire Performance Period and determine the number of Performance Units granted to the Participant which shall have been earned for the entire Performance Period, and the cash value thereof. The cash value of the Performance Units determined to have been earned as of the interim valuation, after pro-ration but before reduction to reflect the time value of money, will be deducted from the cash value of the Performance Units determined to have been earned for the entire Performance Period. Any cash value of the earned Performance Units as of the end of the Performance Period in excess of the cash value of the earned Performance Units as of the interim valuation will be paid as provided in the first paragraph of this Section 10(b)(v). Any cash value of the earned Performance Units as of the interim valuation in excess of the cash value of the earned Performance Units as of the end of the Performance Period must be repaid by the participant.

If Performance Units may, or are to be paid in Stock, the Committee shall designate in the applicable Award Agreement a method of converting the Performance Units into Stock based on the Fair Market Value of the Stock.

2.    Section 11(b)(v) is amended to read as follows:

(v) At the expiration of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Shares granted to the participant which shall have been earned, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Stock, the form of payment determined by the Committee in its discretion or as provided in the applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

In the Committee's discretion, the Committee may evaluate and certify the extent to which the Performance Goals for the Award have been achieved as of any date in the final six months of the Performance Period. Based on this interim evaluation and certification, the Committee shall determine the number of Performance Shares granted to the participant which shall have been earned based on achievement of the Performance Goals as of the interim evaluation date, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned based on the interim evaluation, pro-rated for the portion of the Performance Period completed as of the interim valuation and further reduced to reasonably reflect the time value of money as required by Code Section 162(m), or (B) cash equal to the Fair Market Value of the number of shares of Stock earned based on the interim valuation, pro-rated for the portion of the Performance Period completed as of the interim valuation, and further reduced to reasonably reflect the time value of money as required by Code Section 162(m), the form of payment determined by the Committee in its discretion or as provided in the Applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Committee certifies achievement of the interim Performance Goals. Payment of Performance Shares based on an interim valuation is conditioned on the participant's repayment to the Company of any amount by which the cash value of the Performance Shares determined to have been earned as of the interim valuation (before reduction to reflect the time value of money) exceeds the cash value of the Performance Shares determined to have been earned as of the end of the Performance Period.

At the end of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved for the entire Performance Period and determine the number of Performance Shares granted to the Participant which shall have been earned for the entire Performance Period, and the cash value thereof. The cash value of the Performance Shares determined to have been earned as of the interim valuation, after pro-ration but before reduction to reflect the time value of money, will be deducted from the cash value of the Performance Shares determined to have been earned for the entire Performance Period. Any cash value of the earned Performance Shares as of the end of the Performance Period in excess of the cash value of the earned Performance Shares as of the interim valuation will be paid as provided in the first paragraph of this Section 11(b)(v). Any cash value of the earned Performance Shares as of the interim valuation in excess of the cash value of the earned Performance Shares as of the end of the Performance Period must be repaid by the participant.